SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 6, 2006

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

3500 Lenox Road, Atlanta, Georgia 30326

(Address of Principal Executive Offices, including Zip Code)

(770) 786-3441

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On January 6, 2006, Main Street Banks, Inc. (the “Registrant”) disclosed that Main Street Banks Reports Fourth Quarter Securities Loss Transactions and Debt Repayment.  A copy of the disclosure by the Registrant is filed herewith as Exhibit 99.

Item 9.01.              Financial Statements and Exhibits.

(d)                           Exhibits

99	Disclosure by Registrant of Investment Security Losses at end of Fourth Quarter 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 6, 2006	MAIN STREET BANKS, INC.

	By:	/s/ William P. O’Halloran
William P. O’Halloran
Controller

Exhibit Index

Exhibit
Number	Description of Document

99	Disclosure by Registrant of Investment Security Losses at end of Fourth Quarter 2005.